ROCKWOOD
1998 SEMI-ANNUAL REPORT

FUND FEATURES

INVESTMENT OBJECTIVE
The Fund seeks long term capital appreciation.

FUND MANAGEMENT

Rockwood Advisers, Inc. is the Fund's Investment Manager. Thomas B. Winmill, the Fund's portfolio manager commencing May 1, 1998, is President and Chief Executive Officer of the Fund's Investment Manager and a member of its Investment Policy Committee.

INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing primarily in common stocks, which are selected on the basis of their potential for long term capital appreciation, and generally will include small capitalization companies which are expected to achieve above-average growth.


SHAREHOLDER SERVICES

         o     Electronic Funds Transfers
         o     Automatic Investment Program
         o     Retirement Plans:
              Traditional deductible IRA, Roth IRA, SEP-IRA, SIMPLE IRA, 403(b), and Education IRA.

MINIMUM INVESTMENTS

         o     Regular Accounts, $1,000
         o Traditional deductible IRA, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b), $1,000 o Education IRA, $500

         o     Automatic Investment Program, $100
         o     Subsequent Investments, $100

ACCOUNT ACCESS

1-888-ROCKWOOD
1-888-762-5966

Call toll-free for Fund performance, telephone purchases, and to obtain information concerning your account. Or, access the Fund on the Web at

Or, access the Fund on the Web at

www.rockwoodfund.com

For Shareholder Service and Information
Use our new, free service giving you instant 24-hour access to your Fund investment. Call 1-888-503- VOICE (8642).

Rockwood Service and Information OnLine
Check out our Web page for up-to-date account information,service, and more at http://www.rockwoodfund.com.

Prospectus and Applications
For a copy of the Rockwood prospectus and applications for regular and IRA accounts, plus an IRA transfer form and disclosure statement, by fax, or by regular or e-mail, dial 1-888-ROCKWOOD (and press 1) or visit www.rockwoodfund.com.

Market Information/Share Price
For closing market information and the Fund's current net asset value per share, dial 1-888- ROCKWOOD (and press 2).

Investment Strategy and Market Update
To hear the portfolio manager's report on Rockwood's current investment strategy and views on market conditions, dial 1-888-ROCKWOOD (and press 3).

Discount Brokers
Rockwood shares (ticker symbol ROCKX) are available through leading discount brokers, including Charles Schwab & Co., Fidelity Brokerage, Jack White & Co., and Bull & Bear Securities, Inc.

                   A Word From the Rockwood Portfolio Manager

Dear Shareholder:

     During the first half of the Fund's fiscal year, the country continued to benefit from a well balanced economy, with inflation and economic activity each increasing at a relatively modest pace, and interest rates holding at low and generally stable levels.

A Positive Outlook

     Despite  having  enjoyed  the  "good  life,"  economically   speaking,  for
approximately the past seven years, our outlook is constructive.

     With respect to the rate of inflation, we believe it will remain low but is not likely to fall much further. Our conclusion is based in part on an analysis of the Leading Inflation Index developed by Columbia University's Center for International Business Cycle Research, which shows that in May 1998 the Index was still .8% below a year ago, and 1.4% below its March 1997 peak, strong signals that the level of inflation is highly unlikely to become a problem in the foreseeable future.

     As to economic activity, the Center's Long Leading Index for the U.S. continued to rise each month from April 1997 through April 1998, with a gain for the year of 5.4%. Recent shorter term projections, however, covering the next one to two quarters are lower at 3.6%. On an overall basis then, we look for the economy to stay healthy for at least the balance of the year, without fear of overheating.

     There is little doubt that the on-going Asian economic and financial crisis is sapping strength from the expansion in this country, as U.S. producers find prices for imported goods from Asia now even more competitive, while at the same time faced with Asian markets less able to absorb our exports.

     With both inflation and the economy in check, the likelihood of a significant increase in interest rates that would typically spell serious trouble for the stock market appears to be remote.

     While stock prices for the six months ended April 30, 1998 were on average higher for the period, it was also characterized by substantial volatility. It was not unusual to see a company's stock down more than 25% on the announcement of lower than expected earnings, and it was not unusual for the difference to be a matter of only pennies. In any event, the Fund's total return for the period, which was disappointing following its +27.55% return for the year ended October, 31, 1997, was a negative 11.91%. This compares with +11.85% for the Russell 2000, an unmanaged, fully invested small company index, and with +9.01% for the Morningstar Small Company Growth Fund category. As we previously advised, from February 2, 1998 through April 30, 1998 investment decisions have been made by the Investment Policy Committee of Rockwood Advisers, Inc., the Fund's Investment Manager, and the Subadvisory Agreement with Aspen Securities and
Advisory, Inc. terminated March 1, 1998. Commencing May 1, 1998, the undersigned, President and Chief Executive Officer of the Fund's Investment Manager and a member of its Investment Policy Committee, has been the Fund's Portfolio Manager.

     Our outlook for the remainder of 1998 and beyond is optimistic. As a matter of interest, you will note that we have expanded the number of securities in the portfolio to 61 from 26 six months earlier, with the objective of reducing risk and increasing opportunity for above-average capital appreciation.

                 Convenient Services for Building Your Account

     We believe the Fund is an attractive vehicle for a long term program of monthly investing for regular, gifts/transfers to minors, and IRA and other tax-sheltered retirement plan accounts. This can be done safely, automatically and conveniently through the Rockwood Bank Transfer Plan, Rockwood Salary Investing Plan and/or Rockwood Government Direct Deposit Plan.

     To receive information on any of these Plans, or the Rockwood No-Fee IRA, please call 1-888-ROCKWOOD and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

     Our goal, quite simply, is to make your money grow. We are fully committed to providing shareholders with opportunities for capital appreciation, and look forward to serving your investment needs by seeking attractive levels of total return in the months and years ahead.

Sincerely,




Thomas B. Winmill
Portfolio Manager, and for the
Investment Policy Committee
June 15, 1998

ROCKWOOD FUND, INC.
Schedule of Portfolio Investments
April 30, 1998 (Unaudited)

  Shares                                                            Market Value

           COMMON STOCKS (95.8%)
           Air Transportation, Scheduled (0.8%)
  2,880    CCAIR, Inc.*................................................$ 9,585

           Air-Conditioning & Warm Air Heating Equipment
           &Commercial &Industrial Refrigeration Equipment (1.9%)
    440    Engineered Support Systems, Inc..............................10,560
    960    Thermo Power Corp.*..........................................10,800
           .............................................................21,360

           Arrangement of Transportation of Freight &Cargo (0.9%)
  1,570    The Cronos Group*............................................10,009

           Bolts, Nuts, Screws, Rivets &Washers (1.8%)
    370    Federal Screw Works..........................................20,998

           Canned, Frozen &Preserved Fruit,
           Vegetables & Food Specialties(0.8%)
  1,060    Vacu-Dry Co.*.................................................9,010

           Construction Machinery &Equipment (4.1%)
  1,290    Gencor Industries, Inc.......................................46,843

           Converted Paper &Paperboard Products (1.0%)
  2,580    Disc Graphics, Inc. *........................................11,207

           Dolls &Stuffed Toys (0.9%)
    630    Play By Play Toys &Novelties, Inc.*......................... 10,710

           Electric Lighting &Wiring Equipment (8.1%)
  2,050    Chase Corp..................................................36,388
    750    SL Industries, Inc..........................................10,969
  1,750    The Genlyte Group Inc.*.....................................44,516
           ............................................................91,873
           Electronic Components (0.9%)
    410    Axsys Technologies, Inc.*...................................10,019

           Electronic Components &Accessories (5.6%)
  1,700    CTSCorp.....................................................62,794

           Footwear (1.8%)
    500    K-Swiss Inc. Class A........................................10,375
    580    Maxwell Shoe Company Inc.*..................................10,295
           ............................................................20,670

           Gaskets, Packaging &Sealing Devices &Rubber &
           Plastic Hoses (3.0%)
  1,490    Wynn's International, Inc.................................$ 33,525

           General Industrial Machinery &Equipment(1.1%)
    570    Farr Company*.............................................. 12,112

            Industrial Process Furnaces &Ovens (0.9%)
 4,000      The Bethlehem Corp.*......................................10,250

            Instruments for Measuring &Testing of Electricity &
            Electrical Signals (3.5%)
 1,840      IFRSystems, Inc...........................................39,100

            Miscellaneous Chemical Products (4.5%)
 3,200      Arrow-Magnolia International, Inc.*.......................18,600
 1,130      LeaRonal Inc..............................................32,205
            ..........................................................50,805

            Operative Builders (2.8%)
 1,280      AMREP Corp.*..............................................11,040
   460      Analysis & Technology, Inc................................10,120
16,000      Calton, Inc.*.............................................10,000
            ..........................................................31,160

            Paperboard Containers &Boxes (2.4%)
 2,250      Astronics Corp.*..........................................26,719

            Pharmaceutical Preparations (0.9%)
 4,450      IVCIndustries, Inc.*.......................................9,873

            Plastics Products (0.9%)
   770      Summa Industries Inc.*....................................10,082

            Prefabricated Metal Buildings &Components (0.9%)
 1,060      Miller Building Systems, Inc.*............................10,467

            Printed Circuit Boards (2.4%)
 1,230      Benchmark Electronics, Inc.*..............................27,598

            Public Building &Related Furniture (4.8%)
 2,155      Virco Manufacturing Corp..................................54,144

            Radio &TV Broadcasting &Communications Equipment (0.9%)
 1,190      Comtech Telecommunications Corp.*........................ 10,784

            Retail - Apparel &Accessory Stores (1.0%)
   670      S&K Famous Brands, Inc.*..................................10,888

            Retail - Eating Places (9.4%)
 1,570      Eateries, Inc.*...........................................12,364
 4,900      Elmer's Restaurant, Inc.*.................................20,825
 3,770      ELXSICorp.*...............................................52,780
   960      Flanigan's Enterprises, Inc.*.............................10,560
   510      Garden Fresh Restaurant Corp.*.............................9,626
            .........................................................106,155

            Retail - Grocery Stores (3.8%)
   625      Schultz Sav-O Stores, Inc.................................10,312
   840      Seaway Food Town, Inc.....................................21,210
   820      Village Super Market, Inc.Class A*........................10,968
            ..........................................................42,490

            Retail - Miscellaneous Retail (1.0%)
   910      EZCORP, Inc.Class A*......................................10,806

            Retailing - Building Materials, Hardware,
            Garden Supplies (0.9%)
 3,600      Calloway's Nursery, Inc.*....................................9,788
            Sausage, Other Prepared Meat Products (0.9%)
 2,220      Provena Foods, Inc..........................................10,545

            Security Brokers, Dealers &Flotation Companies (1.8%)
   890      JW Charles Financial Services, Inc.*....................... 11,014
   620      Stifel Financial Corp........................................9,494
            ............................................................20,508
            Semiconductors &Related Devices (1.2%)
   460      Siliconix Inc.*.............................................13,182

            Services - Computer Rental &Leasing (2.1%)
 1,090      Amplicon, Inc...............................................23,707

            Services - Engineering Services (1.0%)
 1,390      STVGroup, Inc.* ............................................11,815

            Steel Pipe &Tubes (0.9%)
 1,180      Webco Industries, Inc.*.....................................10,767

            Sugar &Confectionery Products (1.1%)
 5,500      Lincoln Snacks Company*.....................................12,375

            Trucking (4.2%)
   670      Smithway Motor Xpress Corp. Class A*........................11,222
 2,040      Transport Corporation of America, Inc.*.....................36,465
            ............................................................47,687
            Water Transportation (0.9%)
 1,800      Commodore Holdings Ltd.*.....................................9,844

            Wholesale - Computer &Peripheral Equipment &Software (2.0%)
 1,380      ATECGroup, Inc.*............................................10,954
 2,500      Capital Associates, Inc.*.................................. 11,250
            ............................................................22,204

            Wholesale - Groceries &Related Products (0.9%)
   450      Fresh American Corp.*.......................................10,069

            Wholesale - Miscellaneous Nondurable Goods (0.9%)
   560      Advanced Marketing Services, Inc.*..........................10,640

            Wholesale - Motor Vehicle Supplies &New Parts (3.3%)
 1,440      Keystone Automotive Industries, Inc.*.......................37,170

            Wood Household Furniture (0.9%)
   220      Stanley Furniture Company, Inc.*........................... 10,285

            Total Common Stocks (cost: $1,057,723) (95.8%)   ........1,082,622

Par Value
            Short Term Investments (4.2%)
 $46,921 State Street Bank and Trust Repurchase Agreement, April 30, 1998, due May 1, 1998 (collateralized by $50,000 U.S. Treasury Note 6%,

            8/15/00 proceeds $46,926)...................................46,921

            Total Investments (cost: $1,104,644) (100%).............$1,129,543

                    * Indicates non-income producing security.

See accompanying notes to financial statements.

ROCKWOOD FUND, INC.
Statement of Assets and Liabilities
April 30, 1998 (Unaudited)


ASSETS:
      Investments at market value (cost: $1,104,644)(note 1)         $1,129,543
      Cash                                                               13,062
      Other assets                                                          386
          TOTAL ASSETS                                                1,142,991

LIABILITIES:
      Payables:
      Investment securities purchased                                    13,062
      Accrued expenses                                                   18,315
               TOTAL LIABILITIES                                         31,377

NET ASSETS:
      (applicable to 55,322 outstanding shares: 1,000,000,000 shares of
      $.01 par value authorized)                                     $1,111,614


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($1,111,614 a 55,322)                                              $20.09


At April 30, 1998, net assets consisted of:
      Paid-in capital                                                $  951,101
      Accumulated  net  realized  gain  on  investments                 153,648
      Net unrealized appreciation on investments                         24,899
      Accumulated  deficit in net investment income                     (18,034)
            $1,111,614


See accompanying notes to financial statements.

ROCKWOOD FUND, INC.
Statement of Operations
Six Months Ended April 30, 1998 (Unaudited)


INVESTMENT INCOME:
      Interest                                                      $     1,641

      Dividends                                                           1,466
               Total investment income....................................3,107

EXPENSES:
      Transfer agent                                                     19,044
      Investment  management(note  3)                                     6,746
      Shareholder  administration (note 3)                                5,751
      Registration  (note 3)                                              5,108
      Professional  (note 3)                                              3,347
      Printing                                                            2,976
      Custodian                                                           2,480
          Distribution (note 3)                                           1,686

      Other                                                               2,390
          Total expenses                                                 49,528
          Expenses reimbursed (note 3)                                  (28,387)
          Net expenses                                                   21,141
          Net investment loss                                           (18,034)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain from security transactions                      153,795
      Unrealized depreciation of investments during the period         (346,960)
          Net realized and unrealized loss on investments              (193,165)
          Net decrease in net assets from operations                  $(211,199)


See accompanying notes to financial statements.

ROCKWOOD FUND, INC.
Statements of Changes in Net Assets
For the Six Months Ended April 30, 1998 (Unaudited) and for the Year Ended October 31, 1997


                                                                          April 30,          October 31,
                                                                             1998               1997
OPERATIONS:
   Net investment loss                                                $    (18,034)         $  (36,833)
   Net realized gain from security transactions                            153,795             153,338
   Unrealized appreciation (depreciation) of investments
   during the period                                                      (346,960)            225,439
      Net increase(decrease) in net assets from operations                (211,199)            341,944

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gain ($1.80 and $4.90 per share,
   respectively)                                                          (116,177)           (246,186)

CAPITAL SHARE TRANSACTIONS:
   Increase (decrease) in net assets from capital share transactions(a)   (331,945)            475,587
          Total change in net assets                                      (659,321)            571,345

NET ASSETS:
      Beginning of period                                                1,770,935           1,199,590
      End of period                                                     $1,111,614          $1,770,935




(a)  Transactions in capital shares were as follows:

                                                           Shares              Value        Shares          Value

Shares sold                                                6,641            $ 137,857       24,462        $567,430
Shares issued in reinvestment of distribution              5,973              116,060       12,073         245,800
Shares redeemed                                           (28,353)           (585,862)     (14,965)       (337,643)
      Net increase                                        (15,739)          $(331,945)      21,570        $475,587

Notes to Financial Statements


See accompanying notes to financial statements.(1)
 The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing, depending on the assessment of economic and market factors, in equity securities, securities convertible into common stocks, and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $1,104,644, gross unrealized appreciation and gross unrealized depreciation were $65,632 and $40,733 , respectively at April 30, 1998.
 ...
(3)The Fund retains Rockwood Advisers, Inc. (the "Investment Manager") as its Investment Manager. Under the Investment Management Agreement, dated February 28, 1997, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Voluntary reimbursement for the six months ended April 30, 1998 was $28,387. Pursuant to the Investment Management Agreement, the Investment Manager retained Aspen Securities and Advisory, Inc. (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, which terminated March 1, 1998, the Subadviser advised and consulted with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assisted in pricing and generally monitoring such investments. The Subadviser also provided the Investment Manager with advice as to allocating the Fund's portfolio assets among equities and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, paid the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the six months ended April 30, 1998, the Fund paid $1,517 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $265 for providing certain administrative and accounting services at cost for the six months ended April 30, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $5,751 for shareholder administration services which it provided to the Fund at cost for the six months ended April 30, 1998.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $2,196,683 and $2,699,392, respectively.

(5) The Fund has a committed bank line of credit. At April 30, 1998, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the six months ended April 30,1998, the weighted average interest rate was 6.36% based on the balance outstanding and the weighted average amount outstanding was $23,601.

Financial Highlights

                                                    Six Months Ended
                                                     April 30, 1998                 Years Ended  October 31,
PER SHARE DATA*                                       (Unaudited)       1997       1996      1995        1994       1993

   Net asset value at beginning of period               $24.92         $24.24     $18.73    $16.61      $16.32     $12.42
   Income from investment operations:
   Net investment loss                                   (.27)          (.59)      (.56)     (.31)      (.22)       (.26)

     Net realized and unrealized gain
     (loss) on investments                              (2.76)          6.17       6.07      2.43        .51        4.16
              Total from investment operations          (3.03)          5.58       5.51      2.12        .29        3.90
   Less distributions:
      Distributions from net realized
      gains on investments                              (1.80)         (4.90)       -         -           -           -
   Net asset value at end of period                    $20.09          $24.92     $24.24    $18.73     $16.61      $16.32

      TOTALRETURN                                      (11.91)%         27.55%     29.42%    12.76%     1.78%       31.40%

RATIOS/SUPPLEMENTAL DATA

Net assets at end of period (000's omitted)             $1,112         $1,771     $1,200     $774        $714        $738
Ratio of expenses to average net assets(a)              3.14%**         2.81%      2.55%     2.30%       2.00%      2.81%
Ratio of net investment loss to average net assets(b)  (2.68%)**       (2.65%)    (2.23%)   (1.77%)     (1.38%)    (1.67%)
   Portfolio turnover rate                              156.20%         44.00%    42.48%     30.04%     18.26%     19.28%
   Average commission per share                         $.0583         $.0454     $.0562

*        Per share net  investment  loss and net  realized and  unrealized  gain
         (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**       Annualized.

(a) Ratio prior to reimbursement by the manager was 7.36%**, 10.47%, 4.44%, 3.00%, 2.82% and 2.90% for the six months ending April 30, 1998 and for the years ended October 31, 1997, 1996, 1995, 1994 and 1993, respectively.

(b) Ratio prior to reimbursement by the manager was (6.90%)**, (10.31%), (4.12%), (2.47%), (2.20%) and (1.76%) for the six months ending April
         30, 1998 and for the years ended October 31, 1997, 1996, 1995, 1994 and 1993, respectively.

ACCOUNT APPLICATION
Use this Account Application to open a regular Rockwood account. For a Rockwood IRA Application, call 1-888-ROCKWOOD. Return this completed Account Application in the enclosed envelope or mail to: INVESTOR SERVICE CENTER, Box 419789, Kansas City, MO 64141-6789.



1. REGISTRATION If you need assistance in completing this Account Application, please call 1-888-503-FUND(3863 )
INDIVIDUAL:

FIRST NAME     MIDDLE INITIAL      LAST NAME              SOCIAL SECURITY NUMBER

JOINT OWNER (IF ANY):

FIRST NAME     MIDDLE INITIAL      LAST NAME              SOCIAL SECURITY NUMBER
Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.
GIFT/TRANSFER TO A MINOR:
                            as Custodian for
NAME OF CUSTODIAN (ONLY ONE)                       NAME OF MINOR (ONLY ONE)
under the                Uniform Gifts/Transfers to Minors Act.
   Custodian's State of Residence                       Minor's Social Security
Number                          Minor's Date of Birth
CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHERS:

Name of Corporation, Partnership, or other Organization

Name of Individual(s) Authorized to Act for the Corporation, Partnership, or other Organization

Tax I.D. Number       Name of Trustee(s)           Date of Trust Instrument

2.                  MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP



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Street           City        State/Zip         Daytime Telephone E-mail Address
Citizen of:(    ) U.S.(    ) Other:        Citizen of: (    )U.S.  (    )Other:
Owner                                      Joint Owner

3. AMOUNT INVESTED ($1,000 MINIMUM) Note: The $1,000 minimum initial investment is waived if you elect to invest through the Rockwood Bank Transfer Plan, the Rockwood Salary Investing Plan, and/or the Rockwood Government Direct Deposit Plan (see Section 4).
Investment: $       (    ) By Check *              (    )By Wire
                                                  Date +        Assigned Account
Number ++
* Please drawyour check(s) to the order of ROCKWOOD and enclose with this Application. THIRD PARTY CHECKS WILL NOT BE ACCPTED.
+ Indicate date on which money was wired.
++ Please call 1-888-503-FUND(3863) to be assigned an account number before making an initial investment by wire.

4.    ROCKWOOD AUTOMATIC INVESTMENT PROGRAM
( ) ROCKWOOD BANK TRANSFER PLAN Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account, or bank money market account. Please attach a voided bank account check.


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Amount  $                    Day of month:   (  )  10th (  )  15th  (  )  20th

                $100 Minimum

( ) ROCKWOOD SALARY INVESTING PLAN The enrollment form will be sent to the above address or call 1-888-503-FUND (3863) to have the form sent to your place of employment.
( ) ROCKWOOD GOVERNMENT DIRECT DEPOSIT PLAN Your request will be processed and you will receive the enrollment form.


5. DISTRIBUTIONS If no circle is checked, the Automatic Compounding Option will be assigned to reinvest all dividends and distributions in your account to increase the shares you own.
( ) AUTOMATIC COMPOUNDING OPTION Dividends and distributions reinvested in additional shares.
( ) PAYMENT OPTION    ( ) Dividends in cash, distributions reinvested.
                          t Dividends and distributions in cash.

6.        INVESTMENTS AND REDEMPTIONS BY TELEPHONE
Shareholders automatically enjoy the privilege of calling 1-888-503VOICE (8642) to purchase additional shares of Rockwood or to expedite a redemptionand have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle ( ). The Rockwood link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with Rockwood's Electronic Funds Transfer service. TO ESTABLISH THE ROCKWOOD LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. One common name must appear on your Rowood account and bank account.



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7.           SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING
"I certify that I have received and read the prospectus for Rowood, agree to its terms, and have the legal capacity to purchase its shares. I understand telephone conversations with Investor Service Center, Inc. ("ISC") representatives are recorded and hereby consent to such recording. I agree that neither the Fund nor ISC will be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I CERTIFY (1) THE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION
NUMBER PROVIDED IN SECTION 1 ABOVE IS CORRECT, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING, OR
(C) I HAVE BEEN NOTIFIED BY THE IRS THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING." (PLEASE CROSS OUT ITEM 2 IF IT DOES NOT APPLY TO YOU.) THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


Signature of (  )Owner  (  )Trustee  (  )Custodian         Date

Signature of Joint Owner (if any)                Date